UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21994

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ---------------

                       Date of fiscal year end: OCTOBER 31
                                               -----------

                     Date of reporting period: JULY 31, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                    (GRAPHIC)

                                                           FIRST TRUST STRATEGIC
                                                           High Income Fund III

                                   SEMI-ANNUAL
                                     REPORT

                            FOR THE SIX MONTHS ENDED
                                  JULY 31, 2009

                               (FIRST TRUST LOGO)

                (HYPERION BROOKFIELD ASSET MANAGEMENT, INC. LOGO)

TABLE OF CONTENTS

                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
                               SEMI-ANNUAL REPORT
                                  JULY 31, 2009

Shareholder Letter ........................................................    1
At a Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12
Statement of Cash Flows ...................................................   13
Financial Highlights ......................................................   14
Notes to Financial Statements .............................................   15
Additional Information ....................................................   22

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Hyperion Brookfield Asset Management, Inc. ("Hyperion" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund III (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Hyperion are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
                     SEMI-ANNUAL MESSAGE FROM THE PRESIDENT
                                  JULY 31, 2009

Dear Shareholders:

The first half of 2009 brought more positive news to the U.S. and global markets, easing some of the worries of both economists and investors. In fact, many economists now believe that the recession that began in December 2007 ended in March 2009. The Dow Jones Industrial Average's total return from March 9 (the statistical end of the bear market) to July 31, 2009, was 47.09%. Of course, no one can predict that this trend will continue.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust Strategic High Income Fund III (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of First Trust Strategic High Income Fund III

FIRST TRUST STRATEGIC HIGH INCOME FUND III
"AT A GLANCE"
AS OF JULY 31, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                     FHO
Common Share Price                                            $      3.55
Common Share Net Asset Value ("NAV")                          $      3.78
Premium (Discount) to NAV                                           (6.08)%
Net Assets Applicable to Common Shares                        $34,598,113
Current Monthly Distribution per Common Share (1)             $    0.0400
Current Annualized Distribution per Common Share              $    0.4800
Current Distribution Rate on Closing Common Share Price (2)        13.52%
Current Distribution Rate on NAV (2)                               12.70%

                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

                              (PLOT POINTS TO COME)

PERFORMANCE

                                                                       Average
                                                                       Annual
                                                                    Total Return
                                             6 Months     1 Year      Inception
                                              Ended       Ended      (3/27/2007)
                                            7/31/2009   7/31/2009   to 7/31/2009
                                            ---------   ---------   ------------
Fund Performance
NAV (3)                                       -5.61%     -36.34%       -39.02%
Market Price (4)                             -34.39%     -42.71%       -41.78%
Index Performance
Barclays Capital Ba U.S. High Yield Index     21.99%       8.83%         3.35%

                                          % OF TOTAL
ASSET CLASSIFICATION (6)                 INVESTMENTS
------------------------                 -----------
U.S. Government Agency
   Mortgage-Backed Securities                79.1%
Corporate Bonds                              12.6
Collateralized Debt Obligations               4.1
Residential Mortgage-Backed Securities        4.0
Equity                                        0.2
                                            -----
   Total                                    100.0%
                                            =====

                      % OF TOTAL
CREDIT QUALITY (5)   INVESTMENTS
------------------   -----------
AAA                      80.7%
BB                        0.1
B                         9.7
CCC                       5.1
CC                        1.7
C                         1.2
D                         1.5
                        -----
   Total                100.0%
                        =====

(1) Most recent distribution paid or declared through 7/31/09. This distribution was decreased subsequent to 7/31/09. See Note 8-Subsequent Events in the Notes to Financial Statements. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 7/31/09. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

(6)  21.51% of the Fund's total assets are cash.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Valhalla Capital Partners, LLC, the former sub-advisor to First Trust Strategic High Income Fund III, (the "Fund" or "FHO"), submitted its notice of resignation as the investment sub-advisor to the Fund effective June 30, 2009. On June 30, 2009, First Trust Advisors L.P. ("First Trust") announced that the Board of Trustees of FHO voted to approve Hyperion Brookfield Asset Management, Inc. ("Hyperion Brookfield") as investment sub-advisor to the Fund, replacing Valhalla Capital Partners, LLC. The Fund entered into an interim investment sub-advisory agreement with First Trust and Hyperion Brookfield, as investment Sub-Advisor, effective June 29, 2009. The interim sub-advisory agreement will remain in effect until the earlier of November 26, 2009, or until a new sub-advisory agreement with Hyperion is approved by the shareholders of the Fund.

Hyperion Brookfield Asset Management, Inc. is a registered investment advisor headquartered in New York City. The firm was founded in 1989 to provide relative value driven fixed-income investment strategies, such as core fixed-income, high yield, and specialized mortgage-backed securities ("MBS"). Hyperion Brookfield manages approximately $16 billion (as of June 30, 2009) for a client base that includes pension funds, financial institutions, mutual funds, closed-end funds, insurance companies and foundations. Hyperion Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $80 billion of assets under management as of June 30, 2009.

Subject to shareholder approval, the Board of Trustees of the Fund has also approved a change in the Fund's industry concentration policy to provide that the Fund may not purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry. Currently, the Fund's industry concentration policy states that it will invest at least 25% of its total assets in residential mortgage-backed securities under normal market conditions. See Additional Information at the end of this report.

                            PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA
MANAGING DIRECTOR

Mr. Erikson, Senior Portfolio Manager and the co-Head of the High Yield Team, is responsible for Hyperion Brookfield's corporate high yield and leveraged loan exposures, the establishment of portfolio objectives and strategies. Mr. Erikson is a member of the firm's Investment Committee. Mr. Erikson has over 20 years of investment experience. Prior to joining Hyperion Brookfield, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates. Mr. Erikson received a BA in economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is responsible for portfolio management of structured products and for executing structured product financings for Hyperion Brookfield and its partners. Mr. Breaks is also head of our Short Term Investments and Financing business. Mr. Breaks joined Hyperion Brookfield in 2005 from Brookfield Asset Management (formerly known as Brascan), as part of the recent acquisition. At Brascan he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic CDO, and development of insurance related investment products. Prior to joining Brascan in 2002, Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch in 1998 where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes. Mr. Breaks earned a BS in Electrical Engineering from the Massachusetts Institute of Technology.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND III

The primary investment objective of First Trust Strategic High Income Fund III is to seek a high level of current income. The Fund seeks capital growth as a secondary objective and pursues its investment objectives through a diversified portfolio of below investment-grade and investment-grade debt securities and equity securities that Hyperion Brookfield believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As broadly anticipated, capital markets experienced a tough start to the 2009 calendar year which impacted the performance of the Fund. Extreme market volatility continued amid concerns for the global economy, particularly the U.S. Our markets hit new historic lows in March 2009. However, in April sentiment improved considerably and was generally sustained over the ensuing months, largely due to renewed access to leverage.

COMMERCIAL MORTGAGE-BACKED SECURITIES/RESIDENTIAL MORTGAGE-BACKED SECURITIES

The unwinding of leverage that caused such a precipitous change in capital markets was addressed through a number of government programs designed to add demand for MBS and asset-backed securities ("ABS"). These included TALF (Term Asset-Backed Loan Facility) and PPIP (Public-Private Investment Program). The U.S. Federal Reserve's buying plan for MBS and Treasury notes kept mortgage rates in a target zone (less than 6%) over the last few months. However, intra-month increases in mortgage and Treasury rates called into question the effectiveness of the program in targeting mortgage rates at higher levels of interest rates. The U.S. government also implemented programs to curb foreclosures and improve the affordability of existing mortgages, although we believe these programs are likely to underperform market expectations. These efforts by the government endeavor to relieve some of the decline in housing prices, which we currently expect to bottom in 2010. Nevertheless, the housing market may still decline 15% to 20% over the next 15 to 18 months before reaching the low point as demand for new homes is likely to remain low, given the weakness in employment and wages. The key signs of a bottom in the housing sector will include an increase in home sales and significant declines in existing home inventories. As the economy gradually improves and asset prices stabilize, this will allow financial institutions to assess lending criteria and encourage credit-worthy buyers to return to the market. In general, securitized markets are pricing-in conservative forward expectations for government intervention, housing prices and defaults, and in many cases, considerably more so than for other sectors, such as corporate securities or equities.

HIGH YIELD

The high-yield market turned in its greatest quarterly return on record in June 2009, rallying 22.4% as spreads over Treasuries narrowed from a record 1,800 to just over 1,000 basis points. A key driver was a perception that the U.S. economy had avoided a "great depression" and that the recession was approaching a bottom. As expected, a number of defaults were announced; however, the pace of the increases has moderated each month since April. According to JP Morgan's High Yield Strategy Group(1), 8.5% of the high-yield market defaulted over the 12 months ended July 31, 2009, compared to the prior cycle peak of 9.8% in January 2002. Notably, JP Morgan reduced its 2009 default rate estimate from 12% to 9%, reflecting the re-opening of the new issue market which provides companies facing upcoming bond maturities the prospect of refinancing. As investors' risk appetites returned, buyers snapped up lower-tier issues, which significantly outperformed better quality names. According to the Merrill Lynch U.S. High Yield BB Index, upper-tier BB names rose 21.98%, while the lower-tier CCCs soared 57.15%, according to the Merrill Lynch U.S. High Yield CCC and Lower Index over the six months ended July 31, 2009. We hold a positive view of the high-yield market, despite the record returns and narrowing in yield spreads. While high levels of defaults are likely to continue for the remainder of the 2009 calendar year, the recent narrowing in spreads suggests that default rates may be peaking. Historically, spreads have narrowed six to nine months before default rates have turned lower. Despite recent narrowing, spreads are now at levels typical of normal market bottoms. We believe the re-opening of credit and equity markets is a positive indicator and continue to believe that current yield spreads more than adequately compensate investors for the likely risks that lie ahead. In our opinion, investors may continue to benefit as markets return to normal.

(1) Source: JP Morgan's High Yield Market Monitor and JP Morgan's Default Monitor, dated July 1, 2009.

PERFORMANCE ANALYSIS

For the six months ended July 31, 2009, the Fund's net asset value (NAV) total return was -5.61% as NAV decreased from $4.53 per share to $3.78 per share. The Fund traded from a premium to NAV of 35% at January 31, 2009, down to a discount to NAV of 6%, resulting in a total return of -34.39%. The Fund's exposure to loss-taking securities in the commercial mortgage-backed security, residential mortgage-backed security and ABS markets were the prime drivers of the negative NAV movement.

The total return for the Fund's benchmark, the Barclay's Capital Ba U.S. High Yield Index was 21.99% for the six months ended July 31, 2009. While the benchmark contains mostly corporate debt, the Fund's holdings during the time period were mostly structured finance and mortgage related securities. As investor risk appetite returned to the market during the six month period, corporate credit spreads tightened dramatically resulting in strong performance by the Fund's benchmark. Lower quality names performed the best, as evidenced by the 52.58% return of the Barclay's Caa U.S. High Yield Index.

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (A)
JULY 31, 2009 (UNAUDITED)

  PRINCIPAL                                                                                  STATED
    VALUE                                 DESCRIPTION                              COUPON   MATURITY        VALUE
------------   -----------------------------------------------------------------   ------   --------   ---------------
ASSET-BACKED SECURITIES - 5.8%
               ABCLO, Ltd.
$  3,577,392      Series 2007-1A, Class D (b) (c) ..............................     4.41%  04/15/21   $       218,436
               BNC Mortgage Loan Trust
      57,889      Series 2007-2, Class B1 (b) (c) ..............................     2.79%  05/25/37               465
               Eaton Vance CDO Ltd.
   2,500,000      Series 2006-8A, Class D (b) (c) ..............................     4.30%  08/15/22           131,175
               Exum Ridge CBO
   2,918,875      Series 2007-1A, Class D (b) (c) (e) ..........................     4.36%  03/22/14            58,377
               GSamp Trust
     985,032      Series 2006-S3, Class A2 .....................................     5.77%  05/25/36            74,311
   1,293,305      Series 2006-S5, Class A1 (b) .................................     0.38%  09/25/36            25,569
               Indymac Residential Asset Backed Trust
   4,007,660      Series 2007-B, Class M10 (b) .................................     2.79%  07/25/37            64,523
               Long Beach Mortgage Loan Trust
   1,934,955      Series 2006-A, Class A2 ......................................     5.55%  05/25/36           135,447
               Loomis Sayles Ltd.
   4,340,749      Series 2006-1A, Class E (b) (c) ..............................     4.35%  10/26/20           363,885
               Park Place Securities, Inc.
   2,179,209      Series 2005-WCW3, Class M11 (b) (c) ..........................     2.79%  08/25/35            10,112
               Renaissance Home Equity Trust
   2,750,000      Series 2007-2, Class M9 ......................................     7.50%  06/25/37            91,107
               Rosedale CLO Ltd.
   2,500,000      Series 1-A, Class II (c) .....................................     (f)    07/24/21            25,000
               Signature 5 Ltd.
   4,516,480      Series 5A, Class C (c) .......................................    12.56%  10/27/12           586,736
               Soundview Home Equity Loan Trust
   2,883,850      Series 2007-OPT2, Class M10 (b) (c) ..........................     2.79%  07/25/37            27,050
               Telos CLO Ltd.
   3,000,000      Series 2007-2A, Class E (b) (c) ..............................     5.51%  04/15/22           180,270
                                                                                                       ---------------
               TOTAL ASSET-BACKED SECURITIES
               (Cost $35,290,453) ...................................................................        1,992,463
                                                                                                       ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.1%
               Bear Stearns Alt-A Trust
   2,166,311      Series 2006-8, Class 2A2 .....................................     5.33%  08/25/46           367,365
               Countrywide Alternative Loan Trust
   3,267,748      Series 2005-56, Class M4 (b) .................................     1.21%  11/25/35           178,550
   2,845,000      Series 2007-OA6, Class M9 (b) ................................     1.79%  06/25/37            32,717
               Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
   3,505,258      Series 2007-OA3, Class M10 (b) (c) ...........................     2.79%  07/25/47            33,791
   4,001,349      Series 2007-OA4, Class M10 (b) ...............................     3.29%  08/25/47            62,301
               Greenpoint Mortgage Funding Trust
   1,247,560      Series 2007-AR2, Class 2M9 (b) ...............................     2.04%  05/25/37             4,816
               Indymac Index Mortgage Loan Trust
   1,369,377      Series 2007-FLX3, Class M5 (b) ...............................     2.54%  06/25/37             1,109

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
JULY 31, 2009 (UNAUDITED)

  PRINCIPAL                                                                                  STATED
    VALUE                                 DESCRIPTION                              COUPON   MATURITY        VALUE
------------   -----------------------------------------------------------------   ------   --------   ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
               TBW Mortgage Backed Pass-Through Certificates
$  2,270,000      Series 2007-2, Class M4 (b) ..................................     1.79%  07/25/37   $        23,381
   3,240,000      Series 2007-2, Class M5 (b) ..................................     2.29%  07/25/37            34,247
                                                                                                       ---------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (Cost $22,191,667) ..................................................................           738,277
                                                                                                       ---------------
CORPORATE BONDS AND NOTES - 15.8%
     650,000   AMC Entertainment, Inc. (d) .....................................     8.75%  06/01/19           643,500
     650,000   ARAMARK Corp. ...................................................     8.50%  02/01/15           658,125
               Charter Communications Operating LLC/Charter
     650,000      Communications Operating Capital (d) (h) .....................    10.38%  04/30/14           651,625
     600,000   Ford Motor Credit Co. LLC. ......................................     7.50%  08/01/12           554,135
   1,000,000   International Coal Group, Inc. ..................................    10.25%  07/15/14           760,000
     650,000   MGM MIRAGE (d) ..................................................    10.38%  05/15/14           700,375
     650,000   MTR Gaming Group, Inc. (d) ......................................    12.63%  07/15/14           635,375
   1,500,000   Rare Restaurant Group LLC (d) ...................................     9.25%  05/15/14           877,500
                                                                                                       ---------------
               TOTAL CORPORATE BONDS AND NOTES
               (Cost $6,124,203) ...................................................................         5,480,635
                                                                                                       ---------------
U.S.GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 99.5%
   3,250,000   FannieMae, September (g) ........................................     6.00%     TBA           3,395,743
   4,875,000   FannieMae, September (g) ........................................     5.50%     TBA           5,035,724
  11,000,000   Federal Home Loan Bank ..........................................      (f)   08/03/09        11,000,000
  10,000,000   Federal Home Loan Bank ..........................................      (f)   08/10/09         9,999,890
   4,875,000   Government National Mortgage Association, September (g) .........     5.00%     TBA           4,986,223
                                                                                                       ---------------
               TOTAL U.S.GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
               (Cost $34,345,073) ..................................................................        34,417,580
                                                                                                       ---------------
STRUCTURED NOTES - 2.4%
               Bacchus Ltd.
   3,000,000      Series 2006-1I, Subordinated Note (c) ........................      (f)   01/20/19           600,000
               InCaps Funding II Ltd./InCaps Funding II Corp.
   4,800,000      Subordinated Note (c) ........................................      (f)   01/15/34           192,000
               Preferred Term Securities XXVI, Ltd.
   2,500,000      Subordinated Note (c) ........................................      (f)   09/22/37               250
               Primus CLO Ltd.
   2,625,000      Series 2007-2I, Subordinated Bond (c) ........................      (f)   07/15/21            26,250
                                                                                                       ---------------
               TOTAL STRUCTURED NOTES
               (Cost $2,939,331) ...................................................................           818,500
                                                                                                       ---------------

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
JULY 31, 2009 (UNAUDITED)

   SHARES                                           DESCRIPTION                                             VALUE
------------   -------------------------------------------------------------------------------------   ---------------
PREFERRED SECURITIES - 0.2%
       1,000   Stanfield Vantage CLO Ltd. (c) (f) ..................................................   $        60,000
       3,000   White Marlin CDO Ltd., Series AI (c) (e) (f) ........................................            15,000
                                                                                                       ---------------
               TOTAL PREFERRED SECURITIES
               (Cost $1,101,808) ...................................................................            75,000
                                                                                                       ---------------
               TOTAL INVESTMENTS - 125.8%
               (Cost $101,992,535) (i) .............................................................        43,522,455
               NET OTHER ASSETS AND LIABILITIES - (25.8%) ..........................................        (8,924,342)
                                                                                                       ---------------
               NET ASSETS - 100.0% .................................................................   $    34,598,113
                                                                                                       ===============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2009.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Hyperion Brookfield Asset Management, Inc., the Fund's investment sub-advisor. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2009, securities noted as such amounted to $3,508,375 or 10.1% of net assets.

(e)  The issuer is in default. Income is not being accrued.

(f) Zero Coupon Bond. The interest rate shown, if any, reflects the yield at time of purchase

(g)  Security purchased on a forward commitment basis.

(h) The issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(i) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $166,279 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $58,636,359.

CBO  Collateralized Bond Obligation

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

TBA To be announced, maturity date not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
JULY 31, 2009 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's total investments as of July 31, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                  LEVEL 2        LEVEL 3
                                                       TOTAL MARKET   LEVEL 1   SIGNIFICANT    SIGNIFICANT
                                                         VALUE AT      QUOTED    OBSERVABLE   UNOBSERVABLE
                                                          7/31/09      PRICES      INPUTS        INPUTS
                                                       ------------   -------   -----------   ------------
Asset-Backed Securities ............................    $ 1,992,463     $--     $ 1,773,639    $  218,824
Collateralized Mortgage Obligations ................        738,277      --         738,277            --
Corporate Bonds and Notes ..........................      5,480,635      --       5,480,635            --
U.S. Government Agency Mortgage-Backed Securities ..     34,417,580      --      34,417,580            --
Structured Notes ...................................        818,500      --             250       818,250
Preferred Securities ...............................         75,000      --              --        75,000
                                                        -----------     ---     -----------    ----------
TOTAL INVESTMENTS ..................................    $43,522,455     $--     $42,410,381    $1,112,074
                                                        ===========     ===     ===========    ==========

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT
UNOBSERVABLE INPUTS (LEVEL 3)                          INVESTMENTS
-------------------------------------------            -----------
Balance as of January 1, 2009 ......................   $ 3,546,826
Net realized gains (losses) ........................    (4,571,617)
Net unrealized appreciation (depreciation) .........     4,136,865
Net purchases (sales) ..............................    (2,000,000)
                                                       -----------
Balance as of July 31, 2009 ........................   $ 1,112,074
                                                       ===========

Net unrealized appreciation from Level 3 investments held as of July 31, 2009 was $4,136,866 and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2009 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $101,992,535) ........................................................................   $ 43,522,455
Cash ..........................................................................................      7,441,911
Prepaid expenses ..............................................................................         13,691
Receivables:
   Investment securities sold .................................................................        620,000
   Interest ...................................................................................        357,507
                                                                                                  ------------
      Total Assets ............................................................................     51,955,564
                                                                                                  ------------
LIABILITIES:
Payables:
   Investment securities purchased ............................................................     17,255,047
   Audit and tax fees .........................................................................         30,580
   Investment advisory fees ...................................................................         25,942
   Printing fees ..............................................................................         19,203
   Legal fees .................................................................................          8,363
   Administrative fees ........................................................................          8,333
   Trustees'fees and expenses .................................................................          3,221
   Transfer agent fees ........................................................................          2,622
   Custodian fees .............................................................................            673
   Accrued expenses and other liabilities .....................................................          3,467
                                                                                                  ------------
      Total Liabilities .......................................................................     17,357,451
                                                                                                  ------------
NET ASSETS ....................................................................................   $ 34,598,113
                                                                                                  ============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................   $156,004,363
Par value .....................................................................................         91,561
Accumulated net investment income (loss) ......................................................      4,031,547
Accumulated net realized gain (loss) on investments ...........................................    (67,059,278)
Net unrealized appreciation (depreciation) on investments .....................................    (58,470,080)
                                                                                                  ------------
NET ASSETS ....................................................................................   $ 34,598,113
                                                                                                  ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................   $       3.78
                                                                                                  ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ...      9,156,182
                                                                                                  ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JULY 31, 2009 (UNAUDITED)

INVESTMENT INCOME:
Interest ......................................................................................   $  4,255,701
                                                                                                  ------------
   Total investment income ....................................................................      4,255,701
                                                                                                  ------------
EXPENSES:
Investment advisory fees ......................................................................        162,442
Administrative fees ...........................................................................         49,999
Printing fees .................................................................................         43,897
Legal fees ....................................................................................         38,039
Audit and tax fees ............................................................................         27,499
Trustees'fees and expenses ....................................................................         19,955
Transfer agent fees ...........................................................................         16,442
Custodian fees ................................................................................          2,822
Other .........................................................................................         29,252
                                                                                                  ------------
   Total expenses .............................................................................        390,347
                                                                                                  ------------
NET INVESTMENT INCOME .........................................................................      3,865,354
                                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments ....................................................    (55,235,017)
   Net change in unrealized appreciation (depreciation) on investments ........................     49,156,077
                                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .......................................................     (6,078,940)
                                                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................   $ (2,213,586)
                                                                                                  ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS
                                                                                   ENDED          YEAR
                                                                                  7/31/09         ENDED
                                                                                (UNAUDITED)     1/31/2009
                                                                               ------------   ------------
OPERATIONS:
Net investment income (loss) ...............................................   $  3,865,354   $ 14,581,102
Net realized gain (loss) ...................................................    (55,235,017)   (22,600,153)
Net change in unrealized appreciation (depreciation) .......................     49,156,077    (28,496,338)
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from operations ............     (2,213,586)   (36,515,389)
                                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ......................................................     (4,650,336)    (1,364,120)
Return of capital ..........................................................             --    (14,434,308)
                                                                               ------------   ------------
Total distributions to shareholders ........................................     (4,650,336)   (15,798,428)
                                                                               ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested .....................................        299,676      1,296,039
                                                                               ------------   ------------
Net increase (decrease) in net assets resulting from capital transactions ..        299,676      1,296,039
                                                                               ------------   ------------
Total increase (decrease) in net assets ....................................     (6,564,246)   (51,017,778)

NET ASSETS:
Beginning of period ........................................................     41,162,359     92,180,137
                                                                               ------------   ------------
End of period ..............................................................   $ 34,598,113   $ 41,162,359
                                                                               ============   ============
Accumulated net investment income (loss) at end of period ..................   $  4,031,547   $  4,816,529
                                                                               ============   ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .......................................      9,086,745      8,957,976
Common Shares issued as reinvestment under the Dividend Reinvestment Plan ..         69,437        128,769
                                                                               ------------   ------------
Common Shares at end of period .............................................      9,156,182      9,086,745
                                                                               ============   ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JULY 31, 2009 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations .......................   $ (2,213,586)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ................................................    (60,880,866)
   Sales and maturities of investments .....................................     27,926,512
   Net amortization/accretion of premium/discount on investments ...........            938
   Net realized loss on investments ........................................     55,235,017
   Net change in unrealized appreciation/depreciation on investments .......    (49,156,077)
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest receivable .........................................        277,323
   Increase in prepaid expenses ............................................        (13,691)
   Increase in receivable for investment securities sold ...................       (620,000)
   Increase in payable for investment securities purchased .................     17,255,047
   Decrease in investment advisory fees payable ............................         (8,994)
   Decrease in audit fees and tax fees payable .............................        (20,498)
   Increase in legal fees payable ..........................................          2,808
   Increase in printing fees payable .......................................            819
   Decrease in transfer agent fees payable .................................           (399)
   Increase in administrative fees payable .................................              3
   Decrease in custodian fees payable ......................................         (1,477)
   Increase in Trustees'fees and expenses payable ..........................            418
   Decrease in accrued expenses and other liabilities ......................           (994)
                                                                               ------------
CASH PROVIDED BY OPERATING ACTIVITIES ......................................                  $(12,217,697)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from Common Shares reinvested ..................................        299,676
   Distributions to Common Shareholders from net investment income .........     (4,650,336)
                                                                               ------------
CASH USED IN FINANCING ACTIVITIES ..........................................                    (4,350,660)
                                                                                              ------------
Decrease in cash ...........................................................                   (16,568,357)
Cash at beginning of period ................................................                    24,010,268
                                                                                              ------------
CASH AT END OF PERIOD ......................................................                  $  7,441,911
                                                                                              ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                SIX MONTHS
                                                                  ENDED          YEAR         PERIOD
                                                              JULY 31, 2009     ENDED         ENDED
                                                               (UNAUDITED)    1/31/2009   1/31/2008 (a)
                                                              -------------   ---------   -------------
Net asset value, beginning of period ......................    $  4.53        $ 10.29      $ 19.10(b)
                                                               -------        -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............................       0.42           1.60         1.39
Net realized and unrealized gain (loss) ...................      (0.66)         (5.61)       (8.89)
                                                               -------        -------      -------
Total from investment operations ..........................      (0.24)         (4.01)       (7.50)
                                                               -------        -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .....................................      (0.51)         (0.15)       (1.27)
Return of capital .........................................         --          (1.60)          --
                                                               -------        -------      -------
Total distributions .......................................      (0.51)         (1.75)       (1.27)
                                                               -------        -------      -------
Common Shares offering costs charged to paid-in capital ...         --             --        (0.04)
                                                               -------        -------      -------
Net asset value, end of period ............................    $  3.78        $  4.53      $ 10.29
                                                               =======        =======      =======
Market value, end of period ...............................    $  3.55        $  6.12      $ 12.20
                                                               =======        =======      =======
Total return based on net asset value (c) (d) .............      (5.61)%       (43.80)%     (40.91)%
                                                               =======        =======      =======
Total return based on market value (d) (e) ................     (34.39)%       (35.96)%     (33.09)%
                                                               =======        =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................    $34,598        $41,162      $92,180
Ratio of total expenses to average net assets .............       2.16%(f)       1.66%        1.40%(f)
Ratio of net investment income to average net assets ......      21.42%(f)      21.26%       10.57%(f)
Portfolio turnover rate ...................................         89%             5%           4%

----------
(a) Initial seed date of February 20, 2007. The Fund commenced operations on March 27, 2007.

(b)  Net of sales load of $0.90 per share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d)  Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(f)  Annualized.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust Strategic High Income Fund III (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on November 14, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHO on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that Hyperion Brookfield Asset Management, Inc. ("Hyperion" or the "Sub- Advisor") believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. The Fund values mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by independent pricing services approved by the Board of Trustees which use information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. In the Fund's financial statements, the Statement of Assets and Liabilities includes investments with a value of $1,112,074 (2.6% of total investments) as of July 31, 2009, whose values have been determined based on prices supplied by dealers and investments with a value of $42,410,381 (97.4% of total investments) whose values have been determined based on prices supplied by independent pricing services. These values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation for a particular security, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal market for particular securities (e.g. domestic debt and foreign securities) but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. A variety of factors may be considered in determining the fair value of such securities including 1) the fundamental business data relating to the issuer; 2) an evaluation of the forces which influence the market in which these securities are purchased and sold; 3) type of holding; 4) financial statements of the issuer; 5) cost at date of purchase; 6) credit quality and cash flow of issuer based on external analysis; 7) information as to any transactions in or offers for the holding; 8) price and extent of public trading in similar securities of the issuer/borrower, or comparable companies; and 9) other relevant factors. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. When fair value pricing of securities is employed, the prices of securities

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, corporate bonds and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of July 31, 2009 is included in the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At July 31, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2009, the Fund held restricted securities as shown in the table on the following page that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

determined based on security specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                    CARRYING                               % OF
                                                      ACQUISITION    PRINCIPAL       VALUE       CARRYING                   NET
SECURITY                                                 DATE       VALUE/SHARES   PER SHARE       COST         VALUE     ASSETS
--------                                              -----------   ------------   ---------   -----------   ----------   ------
ABCLO, Ltd.
   Series 2007-1A, Class D, 4.41%, 04/15/21             04/25/07     $ 3,577,392     $ 6.11    $ 3,513,216   $  218,436    0.63%
Bacchus Ltd.
Series 2006-1I, Subordinated Bond, Zero Coupon,
   01/20/19                                             05/15/07     $ 3,000,000       0.20        461,086      600,000    1.73
BNC Mortgage Loan Trust
   Series 2007-2, Class B1, 2.79%, 05/25/37             07/12/07     $    57,889       0.80      3,156,127          465    0.00
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
   Series 2007-OA3, Class M10, 2.79%, 07/25/47          05/22/07     $ 3,505,258       0.96      2,732,702       33,791    0.10
Eaton Vance CDO, Ltd.
   Series 2006-8A, Class D, 4.30%, 08/15/22             05/10/07     $ 2,500,000       5.25      2,485,297      131,175    0.38
Exum Ridge CBO
   Series 2007-1A, Class D, 4.36%, 03/22/14             05/08/07     $ 2,918,875       2.00      2,664,426       58,377    0.17
InCaps Funding II Ltd./InCaps Funding II Corp.
   Subordinated Note, Zero Coupon, 01/15/34             05/01/07     $ 4,800,000       0.04      1,352,754      192,000    0.56
Loomis Sayles, Ltd.
   Series 2006-1A, Class E, 4.35%, 10/26/20             05/08/07     $ 4,340,749       8.38      4,344,105      363,885    1.05
Park Place Securities, Inc.
   Series 2005-WCW3, Class M11, 2.79%, 08/25/35         12/26/07     $ 2,179,209       0.46        201,546       10,112    0.03
Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                                06/06/07     $ 2,500,000       0.00         50,000          250    0.00
Primus CLO Ltd.
   Series 2007-2I, Subordinated Bond, Zero Coupon,
   07/15/21                                             06/29/07     $ 2,625,000       0.01      1,075,492       26,250    0.08
Rosedale CLO, Ltd.
   Series I-A, Class II, Zero Coupon, 07/24/21          04/02/07     $ 2,500,000       1.00        509,839       25,000    0.07
Signature 5, Ltd.
   Series 5A, Class C, 12.56%, 10/27/12                 05/21/07     $ 4,516,480      12.99      4,512,551      586,736    1.70
Soundview Home Equity Loan Trust
   Series 2007-OPT3. Class M10, 2.79%, 08/25/37         06/18/07     $ 2,883,850       0.94      3,067,737       27,050    0.08
Stanfield Vantage CLO, Ltd.                             05/24/07           1,000       0.06        801,808       60,000    0.17
Telos CLO Ltd.
   Series 2007-2A, Class E, 6.13%, 04/15/22             05/04/07     $ 3,000,000       6.01      3,052,373      180,270    0.52
White Marlin CDO, Ltd., Series AI                       06/01/07           3,000       0.01        300,000       15,000    0.04
                                                                     -----------               -----------   ----------    ----
                                                                     $44,908,702               $34,281,059   $2,528,797    7.31%
                                                                     ===========               ===========   ==========    ====

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended January 31, 2009 was as follows:

Distributions paid from:

Ordinary Income ....   $ 1,364,120
Return of Capital ..    14,434,308

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

As of January 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Net Investment Income .........   $          --
Net Unrealized Appreciation (Depreciation) ..    (111,339,631)
Accumulated Capital and Other Losses ........      (3,294,258)

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. At January 31, 2009, the Fund had available realized capital losses of $43,053 and $3,250,843 to offset future net capital gains through the fiscal years 2016 and 2017, respectively.

POST-OCTOBER LOSSES. Under current laws, certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended January 31, 2009, the Fund intends to elect to defer net realized losses incurred from November 1, 2008 through January 31, 2009 of $362.

In June 2006, the FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken on a tax-return, and is effective for the Fund's current fiscal year. As of July 31, 2009, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus liabilities other than the principal amount of any borrowings).

Prior to June 29, 2009, Valhalla Capital Partners, LLC ("Valhalla") served as the Fund's sub-advisor and managed the Fund's portfolio subject to First Trust's supervision. On May 1, 2009, Valhalla submitted its notice of resignation as Sub-Advisor to the Fund effective June 30, 2009. First Trust Portfolios L.P., an affiliate of First Trust, owns a minority interest in Valhalla. Effective June 29, 2009, the Board of Trustees, after careful consideration, appointed Hyperion as sub-advisor pursuant to an interim sub-advisory agreement pending shareholder approval of a new investment sub-advisory agreement with Hyperion. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.40% of Managed Assets that is paid by First Trust from its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Audit Committee Chairman is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales, maturities and paydowns of investment securities, excluding U.S. government and short-term investments, for the six months ended July 31, 2009, were $60,880,866 and $27,926,512, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                  6. LITIGATION

Two class action lawsuits were filed in the United States District Court for the Northern District of Illinois on behalf of purchasers of shares of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III. These lawsuits, Gosselin vs. First Trust Advisors L.P., et al. (filed September 12, 2008) and Evans vs. First Trust Advisors L.P., et al. (filed September 19, 2008), were consolidated into one class action complaint Gosselin vs. First Trust Advisors L.P. et al. (filed April 30, 2009) that names the following entities as defendants: First Trust Advisors L.P., First Trust Portfolios L.P., and the three closed-end funds (the "Funds") named above. The consolidated complaint also names certain officers of the Funds as defendants. The plaintiffs purport to bring the action on behalf of a putative class consisting of all persons or entities who acquired shares of the Funds between July 26, 2005 and July 7, 2008 inclusive.

The plaintiffs assert, among other things, that the registration statements and prospectuses for the Funds failed to disclose that (a) the Funds lacked effective controls and hedges to minimize the risk of loss from mortgage delinquencies, (b) the Funds lacked effective internal controls, (c) the extent of the Funds' liquidity risk was omitted, and (d) the extent of the Funds' risk exposure to mortgage-backed assets was misstated. On July 29, 2009, the defendants filed a motion to dismiss the consolidated complaint. The defendants believe the lawsuit is without merit and intend to contest it vigorously.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. Government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which will have a further impact on the securities markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. Government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

RESIDENTIAL MORTGAGE-BACKED SECURITIES CONCENTRATION RISK: The Fund will invest at least 25% of its total Managed Assets in residential mortgage-backed securities under normal market conditions. The Fund may deviate from its investment strategies, including its concentration policy, when engaging in temporary defensive positions. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise. In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, its ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through September 25, 2009, the date the financial statements were issued, and has determined that there were subsequent events as follows:

On August 20, 2009, the Fund declared a dividend of $0.0400 per share to common shareholders of record September 3, 2009, payable September 15, 2009.

On September 21, 2009, the Fund declared a dividend of $0.0400 per share to common shareholders of record October 5, 2009, payable October 15, 2009.

On September 21, 2009, the Board of Trustees of the Fund approved a change in the Fund's fiscal year end from January 31 to October 31.

ADDITIONAL INFORMATION

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders of the Common Shares of First Trust Strategic High Income Fund III was held on June 1, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the holders of Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 7,851,618, the number of votes against was 392,034 and the number of abstentions was 869,986. The number of votes cast in favor of Mr. Kadlec was 7,944,605, the number of votes against was 299,047 and the number of abstentions was 869,986. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

On June 30, 2009, First Trust announced that the Board of Trustees of the Fund voted to approve Hyperion Brookfield Asset Management, Inc. ("Hyperion") as investment sub-advisor to the Fund, replacing Valhalla Capital Partners, LLC. The Fund has entered into an interim investment sub-advisory agreement with First Trust and Hyperion, as investment sub-advisor, effective June 29, 2009. Unless otherwise terminated in accordance with its terms, the interim sub-advisory agreement will remain in effect until the earlier of November 26, 2009 or until a new sub-advisory agreement with Hyperion is approved by the shareholders of the Fund.

Subject to shareholder approval, the Board of Trustees of the Fund has also approved a change in the Fund's industry concentration policy to provide that the Fund may not purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Currently, the Fund's industry concentration policy states that it will invest at least 25% of its total assets in residential mortgage-backed securities under normal market conditions.

Shareholders of the Fund will be asked to vote on a proposal to approve the new investment sub-advisory agreement with Hyperion as well as the above-referenced proposal to change the industry concentration policy for the Fund at a joint special meeting of shareholders to be held on October 14, 2009. Any solicitation of proxies made in connection with this shareholder meeting will only be made pursuant to separate proxy materials filed with the U.S. Securities and Exchange Commission ("SEC") under applicable federal securities laws. There can be no assurance that the necessary percentage of the shareholders of the Fund will vote to approve Hyperion as the new investment sub-advisor or the change in the industry concentration policy. Proxy materials in connection with the joint special meeting of shareholders to be held on October 14, 2009, were mailed to shareholders on or about August 24, 2009, and are available on the Fund's website at http://www.ftportfolios.com or the SEC's website at http://www.sec.gov.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL AND CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS WITH VALHALLA CAPITAL PARTNERS, LLC

The Board of Trustees of First Trust Strategic High Income Fund III (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Valhalla Capital Partners, LLC (the "Sub-Advisor"), at a meeting held on March 1-2, 2009. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two other closed-end funds (for which the fee rate is identical). The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the Sub-Advisor provides sub-advisory services to the same two other similar closed-end funds (for which the fee rate is identical). In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; (iv) many of the peer funds are larger than the Fund; and (v) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered the Sub-Advisor's representation that because of the amount of evaluation and administration necessary for maintaining the securities in the portfolio, there are only very limited economies of scale available in connection with its sub-advisory services. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board considered the Sub-Advisor's representation that its profitability, if any, is based solely on the advisory fees it receives from the Fund and two other closed-end funds in the First Trust Fund Complex. The Board considered the Advisor's representation that First Trust Portfolios L.P., an affiliate of the Advisor, had committed to provide any necessary financing for the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor did not identify any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

BOARD CONSIDERATIONS REGARDING APPROVAL OF INTERIM SUB-ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT WITH HYPERION BROOKFIELD ASSET MANAGEMENT, INC. FOR FIRST TRUST STRATEGIC HIGH INCOME FUND, FIRST TRUST STRATEGIC HIGH INCOME FUND II AND FIRST TRUST STRATEGIC HIGH INCOME FUND III

The Board of Trustees of First Trust Strategic High Income Fund ("FHI"), First Trust Strategic High Income Fund II ("FHY") and First Trust Strategic High Income Fund III ("FHO") (each, a "Fund" and collectively, the "Funds"), including a majority of the Independent Trustees, approved an Interim Sub-Advisory Agreement and a New Sub-Advisory Agreement (collectively, the "Agreements") among each Fund, First Trust Advisors L.P. (the "Advisor") and Hyperion Brookfield Asset Management, Inc. ("Hyperion") at a meeting held on June 29, 2009 (the "Meeting"). The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of each Fund.

On May 1, 2009, Valhalla Capital Partners, LLC ("Valhalla") notified the Funds and the Advisor of its resignation as sub-advisor to each Fund, effective June 30, 2009 (the "Resignation"). The Advisor immediately notified the Board and thereafter conducted a review of potential sub-advisors to replace Valhalla. The Board considered that pursuant to the Investment Company Act of 1940, as amended ("1940 Act"), any sub-advisory agreement with a replacement sub-advisor would require shareholder approval prior to such sub-advisor assuming its duties. In light of the short amount of time available to the Funds and the Advisor to find a suitable replacement for Valhalla and to obtain shareholder approval of a new sub-advisory agreement, the Advisor proposed and the Board approved the termination of the sub-advisory agreement with Valhalla for each Fund (the "Valhalla Sub-Advisory Agreements") at the Meeting. The termination of the Valhalla Sub-Advisory Agreements allowed each Fund to rely on Rule 15a-4 under the 1940 Act to enter into an interim sub-advisory agreement with a successor sub-advisor without first obtaining shareholder approval during the period while shareholder approval of a new sub-advisory agreement was sought.

Between the time the Funds and the Advisor received notice of the Resignation and the Meeting, the Advisor reviewed potential sub-advisors for consideration as the successor sub-advisor and determined to recommend that Hyperion serve as the new sub-advisor for the Funds. Prior to the Meeting, Hyperion provided to the Board written responses to questions posed by independent legal counsel on behalf of the Independent Trustees. At the Meeting, representatives from Hyperion, including the prospective portfolio managers for the Funds, made a presentation to the Board and responded to questions. In their presentation, the Hyperion representatives reviewed the process they followed in transitioning as investment advisor to another group of similar closed-end funds, and discussed the changes they proposed for the Funds' investment policies and to the Funds' portfolios. The Board then discussed the presentation and the materials provided. The Independent Trustees then met separately with their independent legal counsel to discuss the information provided by Hyperion and the Advisor. Based on their consideration of all the information received, the Trustees appointed Hyperion as the interim sub-advisor to each Fund, pursuant to the Interim Sub-Advisory Agreements, effective June 29, 2009. Also at the Meeting, the Board approved the New Sub-Advisory Agreements and determined to recommend them to shareholders of each Fund for their approval.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2009 (UNAUDITED)

To reach its determinations as to the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In its evaluation of the Agreements, the Board considered a report from Hyperion responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by Hyperion, including the relevant personnel responsible for these services and their experience; the proposed sub-advisory fee for each Fund as compared to fees charged to other clients of Hyperion; the potential for economies of scale, if any; financial data on Hyperion; any fall out benefits to Hyperion; and information on Hyperion's compliance program. The Board applied its business judgment to determine whether the proposed arrangements between the Funds, the Advisor and Hyperion are reasonable business arrangements from the Funds' perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Hyperion under the Agreements. The Board considered Hyperion's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of each Fund. The Board reviewed performance information provided by Hyperion for a composite of high yield accounts managed by Hyperion. The Board also discussed with the prospective portfolio managers the approach they planned to take in transitioning the Funds' portfolios. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Funds by Hyperion under the Agreements are expected to be satisfactory.

The Board considered the sub-advisory fees to be paid under the Agreements. The Board noted that, as required by Rule 15a-4, the sub-advisory fee under each Interim Sub-Advisory Agreement would be the same as the fee paid under the Valhalla Sub-Advisory Agreements. However, the Board considered that the sub-advisory fee proposed under each New Sub-Advisory Agreement (the "New Sub-Advisory Fee") would be five basis points higher than the fee paid under the Valhalla Sub-Advisory Agreements. The Board considered that the New Sub-Advisory Fee was negotiated at arm's length between the Advisor and Hyperion, an unaffiliated third party, and noted that the fees to be paid to Hyperion would be paid by the Advisor from its advisory fee. The Board also considered the advisory fees charged by Hyperion to other exchange-traded closed-end funds managed by Hyperion with similar investment objectives as the Funds. The Board noted that the advisory fees charged by Hyperion to these comparable funds were higher than the New Sub-Advisory Fee. On the basis of all the information provided, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Hyperion under the Agreements.

The Board considered the information provided by Hyperion on the estimated profitability of the New Sub-Advisory Agreements to Hyperion, noting that the estimated profitability did not seem unreasonable in light of the nature, quality and extent of services expected to be provided by Hyperion under the New Sub-Advisory Agreements. The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale. The Board noted that Hyperion currently does not intend to utilize soft dollars in connection with its management of the Funds' portfolios, and did not anticipate any fall-out benefits from its relationship with the Funds. The Advisor stated that there may be additional opportunities for the Advisor to work with Hyperion going forward.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Hyperion Brookfield Asset Management, Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(B)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS


         On May 1, 2009, Valhalla Capital Partners, LLC ("Valhalla") submitted its notice of resignation as the investment sub-advisor to the Registrant, effective June 30, 2009. On June 29, 2009, the Board of Trustees of the Registrant voted to approve Hyperion Brookfield Asset Management, Inc. as investment sub-advisor to the Registrant, replacing the Registrant's investment sub-advisory agreement with Valhalla which was terminated. On October 1, 2009, Hyperion Brookfield Asset Management, Inc. and Brookfield Redding LLC, both subsidiaries of Brookfield Asset Management Inc., announced the completion of their integration. The combined registered investment adviser is now known as Brookfield Investment Management Inc. ("Brookfield"). Brookfield is a registered investment advisor headquartered in New York City and was founded in 1989 to provide relative value driven fixed income investment strategies, such as core fixed income, high yield, and specialized MBS. From Brookfield, Dana Erikson and Anthony Breaks are Portfolio Managers for the Registrant.

DANA E. ERIKSON, CFA, MANAGING DIRECTOR

         Mr. Erikson, Senior Portfolio Manager and the co-Head of the High Yield Team, is responsible for Brookfield's corporate high yield and leveraged loan exposures, the establishment of portfolio objectives and strategies. Mr. Erikson is a member of the firm's Investment Committee. Mr. Erikson has over 20 years of investment experience. Prior to joining Hyperion Brookfield Asset Management, Inc., he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates. Mr. Erikson received a BA in economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA, DIRECTOR

         Mr. Breaks is responsible for portfolio management of structured products and for executing structured product financings for Brookfield. s Mr. Breaks is also head of our Short Term Investments and Financing business. Mr. Breaks joined Hyperion Brookfield Asset Management, Inc. in 2005 from Brookfield Asset Management, Inc. (formerly known as Brascan), as part of the recent acquisition. At Brascan he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic CDO, and development of insurance related investment products. Prior to joining Brascan in 2002, Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch in 1998 where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes. Mr. Breaks earned a BS in Electrical Engineering from the Massachusetts Institute of Technology.

(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST



                                                                        Total                       # of Accounts     Total Assets
                                                                                                  Managed for which     for which
                                                                        # of                       Advisory Fee is    Advisory Fee
 Name of Portfolio Manager OR                                         ACCOUNTS                        Based on        is Based on
          TEAM MEMBER                      TYPE OF ACCOUNTS            MANAGED     TOTAL ASSETS      PERFORMANCE       PERFORMANCE
          -----------                      ----------------            -------     ------------      -----------       -----------

1.  Dana Erikson                 Registered Investment Companies:         9          $245.5M              0                $0
                                 Other Pooled Investment Vehicles:        0             $0                0                $0
                                 Other Accounts:                          1           $15.2M              0                $0

2.  Anthony Breaks               Registered Investment Companies:         7           $220M               0                $0
                                 Other Pooled Investment Vehicles:        0             $0                0                $0
                                 Other Accounts:                          5           $540M               0                $0

Information provided as of July 31, 2009


POTENTIAL CONFLICTS OF INTERESTS


         Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

         These potential conflicts include:

         ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

         ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

         PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

         VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Brookfield's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which Brookfield and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

         RELATED BUSINESS OPPORTUNITIES. Brookfield or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

         Brookfield has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for Brookfield and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

(3)      COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION


The Registrant's portfolio managers are compensated by Brookfield. The compensation structure of Brookfield's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of Brookfield's indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of Brookfield's employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Brookfield compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with the portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Brookfield and its indirect parent. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager's performance and other factors as described herein.


(4)      DISCLOSURE OF SECURITIES OWNERSHIP

         Information provided as of July 31, 2009

                                            Dollar Range of Fund Shares
             Name                                Beneficially Owned

             Dana Erikson                                $0
             Anthony Breaks                              $0




ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST STRATEGIC HIGH INCOME FUND III

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board,
                           President and Chief Executive Officer
                           (principal executive officer)

Date     SEPTEMBER 23, 2009
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board,
                           President and Chief Executive Officer
                           (principal executive officer)


Date     SEPTEMBER 23, 2009
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)


Date     SEPTEMBER 23, 2009
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.